UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

FUSHI COPPERWELD, INC.
(Exact name of Registrant as specified in charter)

Nevada	0-19276	13-3140715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Shuang Qiang Road, Jinzhou, Dalian, People’s Republic of China	116100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-411-8770-3333

FUSHI INTERNATIONAL, INC.
_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items 5.03 and 8.01
Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year and Other Events

Effective January 15, 2008, Fushi International, Inc. (the “Company”) changed its name from “Fushi International, Inc.” to “Fushi Copperweld, Inc.” The Company believes that the new name better reflects its business after the recent acquisition of Copperweld Bimetallics, LLC. by the Company.

The name change became effective with NASDAQ Global Market at the opening of trading on January 15, 2008 under the same stock symbol FSIN. The Company’s new CUSIP number is 36113E107.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008
FUSHI COPPERWELD, INC.

/s/ Chris Wang
Chris Wang
Chief Financial Officer